UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2007

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware                                             1-9273                                            75-1285071
(State or Other Jurisdiction                                    (Commission                                       (IRS Employer
of Incorporation)                                          File Number)                                    Identification No.)

4845 US Highway 271 North
          Pittsburg, Texas                           75686-0093
(Address of Principal Executive Offices)                     (ZIP Code)

Registrant's telephone number, including area code: (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 26, 2007, the Compensation Committee and the Board of Directors of Pilgrim's Pride Corporation (the "Company") completed the annual compensation review with respect to the executive officers of the Company. As part of the review process the Compensation Committee and the Board of Directors of the Company approved increasing the base salary of several executives effective September 30, 2007. As a result of this action, Lonnie “Bo” Pilgrim will receive a base salary of $1,500,000; O.B. Goolsby, Jr. a base salary of $1,000,000; Richard A. Cogdill and J. Clinton Rivers a base salary of $800,000; and Lonnie Ken Pilgrim and Robert A. Wright a base salary of $500,000.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       PILGRIM'S PRIDE CORPORATION

Date: October 1, 2007                                              By: /s/ Richard A. Cogdill
                    Richard A. Cogdill
                    Executive Vice President, Chief Financial Officer,
                    Secretary and Treasurer